Exhibit 10.14



                          REGISTRATION RIGHTS AGREEMENT

                                       by

                          COLONIAL DOWNS HOLDINGS, INC.

                                   in favor of

                              CERTAIN STOCKHOLDERS

                                   dated as of

                                 March ___, 1997


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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March ___, 1997, is entered into by Colonial Downs Holdings, Inc., a Virginia corporation (the "Company") for the benefit of the holders of Registrable Securities (as defined herein) (the "Holders").

         WHEREAS, in connection with the proposed initial public offering of the Company of up to 4,887,500 shares of its Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), the Company and CD Entertainment Ltd., Colonial Downs, L.P., James L. Leadbetter, Stansley Management Corp., Stansley Racing Corp. and Arnold W. Stansley (collectively, the "Colonial Parties") entered into an Agreement and Plan of Reorganization dated as of February 12, 1997 (the "Plan"), pursuant to which the Company issued to certain parties thereto an aggregate of 750,000 shares of Class A Common Stock, and 2,250,000 shares of its Class B Common Stock, par value $0.01 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Company Common Stock"), in exchange for all of the outstanding capital stock of Stansley Racing Corp. and the partnership interests in Colonial Downs L.P.;

         WHEREAS, in connection with the proposed initial public offering of the Company, CD Entertainment Ltd. has issued to the Company a convertible subordinated note (the "Note") in the principal amount of $5.5 million, which note may be converted in whole or in part at the the option of the holder into shares of Class B Common Stock;

         WHEREAS, in order to induce the Colonial Parties to enter into the Plan and CD Entertainment Ltd. to issue the Note, the Company has agreed to grant the registration rights set forth herein;

         WHEREAS, immediately after the issuance of the shares pursuant to the Plan, certain of the Colonial Parties receiving shares thereunder transferred a portion of the shares held by such persons, resulting in all of the outstanding capital stock of the Company being held by the Holders;

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company agrees for the benefit of each Holder, and each Holder who at any time hereafter shall have requested inclusion of any Registrable Securities in a registration statement pursuant to this Agreement shall be deemed to have agreed, as follows:

         Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) Agreement" shall have the meaning set forth in the first paragraph hereof.

                  (b) "Class A Common Stock" shall have the meaning set forth in the second paragraph hereof.

                  (c) "Class B Common Stock" shall have the meaning set forth in the second paragraph hereof.


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                  (d)       "Closing Date" shall mean the date of the closing of
the Company's initial public offering.

                  (e) "Company" shall have the meaning set forth in the first paragraph hereof.

                  (f) "Company Common Stock" shall have the meaning set forth in the second paragraph hereof.

                  (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (h) "Holder" shall have mean any holder of Registrable Securities, for so long as such securities constitute Registrable Securities.

                  (i) "Note" shall have the meaning set forth in the third paragraph hereof.

                  (j) "Plan" shall have the meaning set forth in the second paragraph hereof.

                  (k) "Participating Holder" shall have the meaning set forth in Section 2(a) hereof.

                  (l) "Registrable Securities" shall mean the shares of Company Common Stock outstanding on the date hereof (other than shares issued in a public offering on the date hereof), any shares of Company Common Stock issued upon conversion of the Note, and any securities issued or issuable with respect thereto by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger consolidation or other reorganization; provided, however, that the Company shall be required to register only shares of Class A Common Stock, and any shares of Class B Common Stock held by any Holder must be converted to shares of Class A Common Stock to be included in any registration statement. Any Registrable Securities shall cease to be Registrable Securities when (i) a registration statement, with respect to the sale of such securities, shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered to the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) such securities shall have ceased to be outstanding.

                  (m)       "SEC" shall mean the Securities and Exchange
Commission.

                  (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (o) "Shelf Registration" shall have the meaning set forth in Section 2(a).

         Section 2. Registration Rights. (a) Demand Rights; Obligation to File and Maintain. At any time beginning twelve (12) months after the Closing Date, promptly upon the written request of Holders owning at least 30% of the Registrable Securities (the "Participating Holders") that the Company file a registration statement covering at least 20% of the Registrable Securities (or any lesser percentage if the anticipated aggregate offering price would exceed $10,000,000), the Company will use its best efforts to file and have declared effective with the SEC a registration statement under the Securities Act for the offering on a continuous or delayed basis in the future of all of the Registrable Securities so requested to be registered (the "Shelf Registration"). The Shelf Registration shall be on an appropriate form and the


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Shelf Registration and any form of prospectus included therein or prospectus supplement relating thereto shall reflect such plan of distribution or method of sale as the requesting Holders may notify the Company, including, without limitation, the sale of some or all of the Registrable Securities in a public offering or, if requested by the Holders, subject to receipt by the Company of such information (including information relating to purchasers) as the Company reasonably may require, (i) in a transaction constituting an offering outside the United States which is exempt from the registration requirements of the Securities Act in which case the Company shall undertake to effect registration for the benefit of such transferee of such shares as soon as possible after the completion of such offering in order to permit such shares to be freely tradeable in the United States, (ii) in a transaction constituting a private placement under Section 4(2) of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such placement to permit such shares to be freely tradeable by the purchasers thereof, or (iii) in a transaction under Rule 144A of the Securities Act in connection with which the Company undertakes to register such shares after the conclusion of such transaction to permit such shares to be freely tradeable by the purchasers thereof. The Company shall use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the earlier of
(i) 180 days after the date of effectiveness or (ii) the date on which all of the Registrable Securities covered by the Shelf Registration are eligible for immediate sale pursuant to Rule 144 under the Securities Act. During the period during which the Shelf Registration is effective, the Company shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or if reasonably requested by the Participating Holders, including to reflect any specific plan of distribution or method of sale, and shall use its reasonable best efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

                  (b) Black-Out Periods. Notwithstanding anything herein to the contrary, (i) the Company shall have the right to postpone the filing of the Shelf Registration, and from time to time to require the Holders not to sell under the Shelf Registration or to suspend the effectiveness thereof, during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an existing shelf registration statement, in either case, pertaining to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date 90 days following the effective date of such registration statement or the date of filing of such prospectus supplement, provided that no black-out period pursuant to this clause (i) shall extend beyond 120 days from its commencement, and provided further, that the Company may not exercise its right pursuant to this clause (i) more than once in any 12-month period, and (ii) the Company shall be entitled to postpone the filing of the Shelf Registration, and from time to time to require the Holders not to sell under the Shelf Registration or to suspend the effectiveness thereof, but not for a period exceeding 90 days, if the Company determines, in its good faith judgment, that such registration, offering or continued effectiveness would interfere with any material financing, acquisition, disposition, corporate reorganization or other material transaction involving the Company or any of its subsidiaries or public disclosure thereof would be required prior to the time such disclosure might otherwise be required, or when the Company is in possession of material information that it deems advisable not to disclose in a registration statement. The Company shall give the Holders prompt notice in the event that the Company has exercised any right pursuant to this Section 2(b).

                  (c) Number of Shelf Registrations. The Company shall be obligated to effect no more than three (3) Shelf Registrations under this
Section 2, provided, however, that any subsequent Shelf Registration following the initial Shelf Registration shall require the demand of Participating


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Holders owning a majority of the Registrable Securities then outstanding. The obligation of the Company to effect a Shelf Registration under this Section 2 shall expire upon the earlier of (i) the date on which all of the Registrable Securities have been sold by the Holders or (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144 under the Securities Act without any volume limitations. The registration rights granted pursuant to this Section 2 may not be exercised in connection with any underwritten public offering without the prior written consent of the Company as to the Holders' selected underwriter.

                  (d) Piggyback Registration Rights. If at any time or times prior to the fifth anniversary of the Closing Date, the Company proposes to make a registered public offering of any of its securities under the Act (whether to be sold by it or by one or more third parties), the Company shall, not less than 30 days prior to the proposed filing date of the registration statement, give written notice of the proposed registration to each Holder, and at the written request of a Holder delivered to the Company within 15 days after the receipt of notice, shall include in the registration and offering, and in any underwriting of the offering, all Registrable Securities as may have been designated in the Holder's request.

                  (e) Cutback in the Event of Underwritten Public Offering. If a registration in which any Holder has the right to participate pursuant to
Section 2(d) is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing, that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration (i) first, the securities of the Company proposed to be sold by the Company, and (ii) second, the Registrable Securities requested to be sold by the Holders reduced pro rata in proportion to the number of Registrable Securities owned by each Holder. If a registration in which any Holder has the right to participate pursuant to Section 2(d) is solely an underwritten secondary registration and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, then the Company shall include in the offering the number of Registrable Securities owned and proposed to be sold by such Holder and by any other participants (including other Holders) proposing (and entitled) to sell shares pursuant to the registration, in proportion to the number of securities that each Holder or other participant requests to be included in such registration statement.

                  (f) Expenses. The Company shall pay all expenses incident to the performance by it of its obligations under this Section 2, including (i) all stock exchange, SEC and state securities registration, listing and filing fees,
(ii) all expenses incurred in connection with the preparation, printing and distribution of the Shelf Registration, and (iii) fees and disbursements of counsel for the Company and of the independent public accountants for the Company. The Participating Holders shall be responsible for the payment of any brokerage and sales commissions, fees and disbursements of counsel for the Participating Holders, and any transfer taxes relating to the sale or disposition of the Registrable Securities by the Participating Holders.

         Section 3. Registration Procedures. (a) In connection with the filing of any registration statement as provided in Section 2, the Company shall use its best efforts to, as expeditiously as reasonably practicable:

                  (i) prepare and file with the SEC the requisite registration statement (including a prospectus therein) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any

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         amendments or supplements thereto, the Company will furnish to the counsel selected by the majority (by number of shares) of the Participating Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Participating Holders;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the termination of the period during which the Shelf Registration is required to be filed or kept effective;

                  (iii) furnish to the Participating Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each complete prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Participating Holders may reasonably request;

                  (iv) register or qualify all Registrable Securities under such U.S. state securities or "blue sky" laws as the Participating Holders shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the securities owned by the Participating Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph be obligated to be so qualified, or to consent to general service of process in any such jurisdiction, or to subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                  (v) immediately notify the Participating Holders at any time when the Company becomes aware that a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Participating Holders promptly prepare and furnish to the Participating Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (vi) comply or continue to comply in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and make available to


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         its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (vii) make available such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of counsel for the Participating Holders, to conduct a reasonable investigation within the meaning of the Securities Act;

                  (viii) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

                  (ix) list all Company Common Stock covered by such registration statement on any securities exchange (or the NASDAQ Stock Market) on which any of the Company Common Stock is then listed.

                  (b) the Participating Holders shall furnish in writing to the Company such information regarding the Participating Holders (and any of their affiliates), the Registrable Securities to be sold, the intended method of distribution of such Registrable Securities, and such other information requested by the Company as is necessary for inclusion in the registration statement relating to such offering pursuant to the Securities Act and the rules of the SEC thereunder. Such writing shall expressly state that it is being furnished to the Company for use in the preparation of a registration statement, preliminary prospectus, supplementary prospectus, final prospectus or amendment or supplement thereto, as the case may be.

         Each Holder agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (v) of Section 3(a), each Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (v) of Section 3(a).

         Section 4. Indemnification. (a) Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each Holder, its officers and directors and each other person who controls such Holder within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which a Holder or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse the Holders and each of the Holder Indemnified Parties for any reasonable legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of (y) any untrue statement or alleged untrue statement or omission or alleged omission made


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in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by a Holder expressly for use therein, or (z) a Holder's failure to deliver an amended or supplemental Prospectus, if such loss, claim, damage, liability or expense would not have arisen had such delivery occurred. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or any such controlling person and shall survive the transfer of such securities by the Holders.

                  (b) Indemnification by Holders. In the event of any registration of any Registrable Securities of the Company under the Securities Act, each Holder of such Registrable Securities will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 4) the Company, its officers and directors and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such controlling person and shall survive the transfer of such securities by the Holders.

                  (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

                  (d) Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not


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only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         Section 5. Covenants Relating to Rule 144. The Company will use its reasonable best efforts to file in a timely manner information, documents and reports in compliance with the Exchange Act and will, at its expense, forthwith upon the request of any Holder, deliver to such Holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of Company Common Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either
Section 13 or Section 15(d) of the Exchange Act, the Company will, at its expense, forthwith upon the written request of any Holder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act.

         Section 6. Miscellaneous. (a) Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 6, provided receipt of copies of such counterparts is confirmed.

                  (b) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

                  (c) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements or understandings between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any person not a party hereto (and their successors and assigns as provided herein) any rights or remedies hereunder.

                  (d) Notices. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Company shall be addressed to:

                           Colonial Downs Holdings, Inc.
                           3610 N. Courthouse Road
                           Providence Forge, Virginia  23140
                           Attention:  President
                           Telecopy Number:  (804) 966-2086


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

or at such other address and to the attention of such other person as the Company may designate by written notice to the Holders. Notices to a Holder shall be addressed to such Holder at the address appearing below such Holder's name on Schedule A.

                  (e) Successors and Assigns. This Agreement shall be binding upon the Company and each Holder who at any time hereafter shall have requested inclusion of any Registrable Securities in a registration statement pursuant to this Agreement and shall inure to the benefit of the Company and each Holder, and, in each case, their respective successors.

                  (f) Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the Company and approved by written consents given by Holders of a majority of the Registrable Securities. The Company may, by an instrument in writing, waive compliance by any Holder with any term or provision hereof. The Holders, by a written consent given by a majority of the Registrable Securities so affected, may waive compliance by any Holder with any term or provision hereof. Any such waiver of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

                  (g) Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

                  (h) Headings. The Section and other headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections or other headings contained herein mean Sections or other headings of this Agreement unless otherwise stated.

                  (i) Interpretation; Absence of Presumption. For the purposes hereof, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, paragraph or other references are to the Sections, paragraphs, or other references to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless the context otherwise requires or unless otherwise specified, (iv) the word "or" shall not be exclusive, and (v) provisions shall apply, when appropriate, to successive events and transactions.

                  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

                  (j) Specific Performance. Each Holder and the Company each acknowledge that, in view of the uniqueness of the parties hereto, the parties hereto would not have an adequate remedy at law for money damages in the event that this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto may be entitled at law or in equity.


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         IN WITNESS WHEREOF, the Company has caused this Registration Rights
Agreement to be executed on its behalf as of the day first above written.


                                             COLONIAL DOWNS HOLDINGS, INC.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________











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